Exhibit 99.4

2003 Annual Shareholders Meeting February 5, 2003 Forward Looking Statements: Information in this presentation, which is not historical, includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation, including the growth of specific markets, improved competitiveness or results, future customer contracts or relationships and estimated revenue, cash flow and profits, are forward looking statements. All such forward looking statements involve risks and uncertainties including, without limitation, adverse business or market conditions, the ability of HEI to secure and satisfy customers, the availability and cost of materials from HEI's suppliers, adverse competitive developments, change in or cancellation of customer requirements, and other risks detailed from time to time in HEI's SEC filings.

Transaction Overview HEI acquired specified assets of the RELA and IPS divisions (the "Colorado Operations") of Colorado MEDtech, Inc. ("CMED") Acquired assets All of the fixed assets of the Colorado Operations $2.5 million of cash, plus additional cash to cover the customer deposit liabilities The inventory (> $3 million), prepaid expenses and lease deposit (> $100k) Includes the Eagle Technology and Link-It Technology and all other Intellectual Prooperty. Assumed liabilities The operating lease for the Boulder, CO facility (150,000 square feet) Customer deposits Accrued warranty Key financial statistics Immediately accretive Results in gain on transaction of approximately of $2.8 million, excluding fees Timing Closed the purchase on January 24th. Results from January 24th-March 1st will be included in our Second Quarter ending March 1st.

Strategic Rationale Enhances financial profile Immediately accretive Doubles HEI's revenue base and adds diversity to revenues Results in gain on transaction of approximately of $2.8 million, excluding fees Strengthens technology leadership Adds significantly to HEI's engineering and design capabilities Provides HEI with software engineering capabilities to support expansion to HEI's existing customer base Vertical expansion of HEI's business The combination of HEI and the Colorado Operations will result in numerous synergies that will support the combined entity's goal of providing a one-stop solution for all customers Horizontal expansion of HEI's business Provides Class III medical manufacturing capabilities The Link-iT technology represents a very attractive new technology linking the functions inside a hospital with the hospital's Information Management System. Provides pilot medical manufacturing capabilities Provides platform for future expansion into the medical market An acquisition of the Colorado Operations is a first step towards continuing to build a diversified outsourced provider with leading technology solutions for our customers Facility has substantial capacity to continue to build out medical business

Review of Transaction Terms Transaction Type: Asset Purchase Equity Consideration: 1,000,000 Shares Subordinated Debt: Amount: $2,600,000 Term: Due 9/30/04 Interest Expense: Non-cash pay 10% first six months Compounded quarterly Increases 2% every six months Prepayment: No penalty for prepayment Registration Rights: HEI must use its reasonable best efforts make the shares become effective within 120 days after the closing. The shares would be freely tradable at that point.

Review of Transaction Terms Lease Assignment: HEI is providing a security deposit to the owner of the building equal to $1,500,000. HEI has an option to acquire the property and building. Severance Agreement: HEI assumes no employee contracts or severance costs. Contracts Assigned: Included in the purchase is the pipeline of business with their existing customers

Overview The Company conducts its business through two segments: Colorado operations and CIVCO operations Provides medical device outsourcing services and medical products. The outsourcing services group provides custom product design, development and manufacturing outsourcing services. The Company's development and manufacturing outsourcing services generally involve complex high-end devic Advanced Medical Products Colorado Operations Customers GE Medical Systems Johnson & Johnson Hitachi Gen-Probe Philips Others Competitors Plexus Corporation MedSource KMC Systems Pemstar Nova Biomedical UMM Electronics Sanmina UTI Corporation Sparton Corporation Analogic Corporation MKS Instruments Microtek Medical GE Diagnostic

HEI, Inc. Advanced Medical Products Division Design, develop and manufacture medical products diagnostic therapeutic biotech software development medical connectivity Imaging system design, develop and manufacture power amplifiers design and develop custom software systems Colorado Operations RELA IPS Acquired Assets

Facilities RELA's operations are housed in the 104,000 square feet leased facility (expanding to 154,000 square feet) in Boulder, Colorado. This facility is registered with the FDA for contract medical device manufacturing. The Company has the capability to manufacture Class I, II and III medical devices RELA R&D Pilot Manufacturing Manufacturing Warehouse Machine Shop Subtotal RELA Administrative IPS Total Square Feet Function/Operation 26,000 2,900 15,000 10,440 2,000 56,340 28,000 19,660 104,000 Advanced Medical Products Facilities Allocation of Space within Boulder Facility

Partnerships and Alliances Partnerships and Alliances Teledyne Technologies Colorado MEDtech has an alliance with Teledyne's Advanced Manufacturing Technologies business unit to provide low-cost country and high-volume manufacturing services. Cerner The Cerner partnership benefits the Company in two areas. First, as one of three partners to develop software applications using Cerner's base technology (Millenium), the Company will be in a position to expand its software / V&V project base using Cerner's client list (numbering in the hundreds). Second, through a collaborative development arrangement, a premier software application for Link-iT technology should evolve which Cerner intends to market, distribute, and sell to Cerner clients and which the Company intends to market, distribute, and sell to its base of OEM medical device clients Sun Microsystems The connectivity relationship with Sun will enable development clients to visit Sun's iForce Ready Center in the San Francisco Bay area and view connectivity concepts at the facility of a premier networking systems provider. The iForce configuration demonstrates the utility and safe operation of patient room connected instruments configured through embedded JAVA-based at-instrument processing linked to an instrument server running Sun software Red-M The Company is an alliance partner with Red-M and as a result the Company offers Red-M's Bluetooth solutions to the medical device market Low-cost country software development alliance The Company's software development pipeline includes an active alliance that provides direct access to a software development team in Ensenada, Mexico

Medical Device Software Verification & Validation Services Produces software for devices in diagnostic, monitoring, and critical therapeutic functions Development capabilities include embedded, real- time software systems and workstation-based systems typical of large, in vitro diagnostic instruments, as well as expertise in development of major concern software intended for life support systems, such as ventilators and defibrillators Overview Customers Services RELA develops both real-time and embedded systems programming for medical software, and provides verification and validation and software engineering for clinical information systems Engineers integrate software in a broad range of electro-mechanical systems and distributed processing architectures Abbott Labs Baxter Boston Scientific Cerner Corp. Datascope Draeger Haemoscope Hill-Rom Hitachi Medical Nellcor Neuron Therapeutics Medtronic Physio-Control Primus Respironics Sun Microsystems TheraSense Varian

Medical Information Systems & Device Connectivity - Link-iT Working under an agreement with Cerner Corporation, RELA provides development services as well as its Link-iT technology to Cerner clients - users of Cerner Millennium health care information system software The Cerner Millennium platform of products is capable of retrieving and disseminating patient- specific clinical and financial data across an entire health care system Overview The Product Connects Cerner Millennium Products to in- hospital medical devices Creates a new product line for Cerner to sell utilizing Link-iT Adds safe, timely, local, redundant clinical and administrative assistance What Is Link-iT? Software, hardware, and service product Part of a connectivity solution for Legacy devices - can be embedded in new products Opportunities for ongoing customization System development Ongoing revenue stream - software license & service Summary Connects Cerner Millennium Products with Cerner has large upside Provides sales support by Cerner personnel Provides net revenue even the first year Has high (44%) Margins in Year 2 and thereafter Cerner Healthcare Conference showed interest in excess of expectation with concomitant upside potential

Transaction Rationale The acquisition of the Colorado Operations represents an opportunity to add significantly to HEI's engineering and design capabilities Differentiation through technology and value added engineering and design solutions is needed to avoid a commodity-type business Leverage of added technical competencies will enhance our attractiveness for microelectronic assembly and for high density substrates Software Capabilities The software engineering team in Colorado can support the expansion of those services to HEI's existing customer base Technology Strategic Reasons

Transaction Rationale In past years, HEI has assembled components for use in Class III medical devices (Medtronic and Angeon.) There is presently no such assembly business in the company Addition of the quality systems and Class III capabilities will allow HEI to seek opportunities for microelectronic assembly in some programs where it presently cannot quality The Colorado Operations provide development services as well as its Link-iT technology to Cerner clients Cerner products have large upside potential with attractive margins The Colorado Operations is developing the Link-iT device which could benefit from HEI's telecom engineering and design capabilities Capable presence launched into a market we find attractive Medical diagnostic Particularly GEMS and Phillips Therapeutic equipment Multiple customers Pilot manufacturing The Colorado Operations operates a pilot manufacturing facility that could offer assembly for manufacturing that is not yet at a volume to warrant full scale, dedicated assembly resources Horizontal Expansion Strategic Reasons

Transaction Rationale The addition of approximately $10 million in engineering services revenue and close to $15 million in G.E. Medical Systems ("GEMS") business would significantly moderate our current concentration risks in three critical areas Market concentration Hearing Customer concentration Sonic Siemens Program concentration Sonic faceplates The addition of an additional, well facilitized, location offers the capability to establish a limited microelectronics assembly capability as a risk mitigation effort for catastrophic incidents This topic comes up increasingly where HEI might otherwise be qualified as a sole source on a program The addition of a significant employee base with diverse skills will provide access to a larger pool of human resources. Long-term there are more opportunities for successfully filling management and supervisory positions from within the company with a larger employee base particularly in technical areas We often face questions related to our present size and whether or not there is the critical mass that many of our customers. The additional revenue and size would help address this concern Risk Management Strategic Reasons

Transaction Rationale Accretive to earnings New business relationships Multiple leading medical companies in the Colorado Operations customer base GEMS Cerner Phillips Valuable ongoing business opportunities GEMS business SSM Spares and repair Eagle program Phillips Cerner Timely Opportunity

Transaction Rationale HEI shareholder liquidity should be enhanced due to the additional shares to be issued. These shares should by and large become held by institutions which can lead to greater interest in the company by institutions and research analysts Shareholder Liquidity